BOK Financial Corporation
Exhibit 99.11


                        CERTIFICATION OF PERIODIC REPORT

I, Steven E. Nell, Executive Vice President and Chief Financial Officer of BOK Financial Corporation ("BOK Financial), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of BOK Financial for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

A signed original of this written statement required by Section 906 has been provided to BOK Financial Corporation and will be retained by BOK Financial Corporation and furnished to the Securities Exchange Commission or its staff upon request.

Dated: March 25, 2003



                                                      /s/ Steven E. Nell
                                                      ------------------------
                                                      Steven E. Nell
                                                      Executive Vice President
                                                      Chief Financial Officer
                                                      BOK Financial Corporation



                        CERTIFICATION OF PERIODIC REPORT

I, Stanley A. Lybarger, President and Chief Executive Officer of BOK Financial Corporation ("BOK Financial"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of BOK Financial for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

A signed original of this written statement required by Section 906 has been provided to BOK Financial Corporation and will be retained by BOK Financial Corporation and furnished to the Securities Exchange Commission or its staff upon request.

Dated: March 25, 2003


                                                      /s/ Stanley A. Lybarger
                                                      -----------------------
                                                      Stanley A. Lybarger
                                                      President
                                                      Chief Executive Officer
                                                      BOK Financial Corporation